SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           June 24,2002

ZALE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-04129	75-0675400

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 W. Walnut Hill Lane, Irving, Texas	75038-1003

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(972) 580-4000

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

     On June 24, 2002, Zale Corporation (the “Company”) announced that Mary L. Forté has been named Chief Executive Officer and appointed to the Company’s Board of Directors, effective August 1, 2002. She will succeed Robert J. DiNicola as Chief Executive Officer. Mr. DiNicola will remain as Chairman of the Board in a non-executive capacity. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

99.1	Press release dated June 24, 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALE CORPORATION Registrant

Date:	June 26, 2002	By:	/s/ MARK R. LENZ Mark R. Lenz Senior Vice President, Controller (principal accounting officer of the registrant)

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated June 24, 2002.

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